SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2004

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J)

                (Exact name of registrant as specified in charter)

North Carolina                333-97547-03                  61-1430160
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J

On February 25, 2004, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J relating to the distribution date of February 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2004


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2004


                             Payment Date: 02/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         45,414,274.05    2.995000%     2,468,166.71    113,346.46    2,581,513.17       0.00       0.00
                        A2        112,481,786.87    4.879000%     6,113,139.71    457,332.20    6,570,471.91       0.00       0.00
                        A3         24,739,395.94    4.879000%     1,344,532.20    100,586.26    1,445,118.46       0.00       0.00
                        A4            667,963.69    4.879000%        36,302.37      2,715.83       39,018.20       0.00       0.00
                        AP            293,254.88    0.000000%           502.22          0.00          502.22       0.00       0.00
Residual                AR                  0.00    4.412231%             0.00          0.18            0.18       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,149,155.73    4.412231%       165,354.97     22,609.58      187,964.55       0.00       0.00
                        B2          2,705,318.66    4.412231%        72,747.86      9,947.08       82,694.93       0.00       0.00
                        B3          1,967,660.98    4.412231%        52,911.74      7,234.81       60,146.55       0.00       0.00
                        B4            737,657.68    4.412231%        19,836.12      2,712.26       22,548.38       0.00       0.00
                        B5            738,518.42    4.412231%        19,859.26      2,715.43       22,574.69       0.00       0.00
                        B6            983,896.49    4.412231%        26,457.64      3,617.65       30,075.29       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        196,878,883.38     -           10,319,810.80    722,817.73   11,042,628.53     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         42,946,107.34              0.00
                                A2        106,368,647.15              0.00
                                A3         23,394,863.74              0.00
                                A4            631,661.32              0.00
                                AP            292,752.66              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,983,800.76              0.00
                                B2          2,632,570.80              0.00
                                B3          1,914,749.24              0.00
                                B4            717,821.56              0.00
                                B5            718,659.16              0.00
                                B6            957,438.84              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        186,559,072.58     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     45,414,274.05     2.995000% 06050HVJ4    17.927096      0.823272    311.931517
                           A2    112,481,786.87     4.879000% 06050HVK1    17.927096      1.341150    311.931517
                           A3     24,739,395.94     4.879000% 06050HVL9    17.927096      1.341150    311.931517
                           A4        667,963.69     4.879000% 06050HVM7    17.927096      1.341150    311.931517
                           AP        293,254.88     0.000000% 06050HVN5     1.401785      0.000000    817.128859
Residual                   AR              0.00     4.412231% 06050HVP0     0.000000      1.776231      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,149,155.73     4.412231% 06050HVQ8    23.145993      3.164835    837.598091
                           B2      2,705,318.66     4.412231% 06050HVR6    23.145993      3.164835    837.598091
                           B3      1,967,660.98     4.412231% 06050HVS4    23.145993      3.164835    837.598091
                           B4        737,657.68     4.412231% 06050HVT2    23.145993      3.164835    837.598091
                           B5        738,518.42     4.412231% 06050HVU9    23.145993      3.164835    837.598091
                           B6        983,896.49     4.412231% 06050HVV7    23.146009      3.164837    837.598676
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     196,878,883.38       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       186,559,071.78   186,559,071.78
Loan count                    398              398
Avg loan rate           5.467687%             5.47
Prepay amount       10,065,975.10    10,065,975.10

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       160,762.93       160,762.93
Sub servicer fees            0.00             0.00
Trustee fees               492.20           492.20


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.423098%           100.000000%            183,596,675.42
   -----------------------------------------------------------------------------
   Junior            6.576902%             0.000000%             12,925,040.37
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,042,628.53         11,042,628.53
Principal remittance amount           10,319,810.80         10,319,810.80
Interest remittance amount               722,817.73            722,817.73